As filed with the Securities and Exchange Commission on July 16, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 July 15, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the period ended June 30, 1997:

      Earnings. Florida Progress issued an Investor News report and a media News Release each dated July 15, 1997 reporting 1997 second quarter earnings. A copy of the Investor News report and the media News Release are being furnished herewith as Exhibits 99.(a) and 99.(b), respectively.

      Public Service Commission. The Florida Public Service Commission ("FPSC") is conducting an investigation concerning matters arising out of Florida Power's recent disclosure to the FPSC that a Florida Power employee who had been involved in several recent FPSC dockets involving cogeneration matters (including the approval of Florida Power's acquisition of the Tiger Bay Cogeneration facility) had recently become engaged to be married to a former FPSC staff attorney who also participated in a number of the same matters on behalf of the FPSC. The FPSC had been unaware of the attorney's involvement with the Florida Power employee. The FSPC has determined that it should review its decisions made in the Pasco and Orlando cogeneration dockets so as to provide parties an opportunity to present information to it concerning any bias in the information presented by the attorney to the FPSC in rendering a decision. In the absence of a showing of bias in that information, no further review on the merits would be necessary. The FPSC did not order a review of the Tiger Bay cogeneration facility buyout docket, given that the case was stipulated by all parties and the possibility of bias appeared unlikely. The FPSC will also rehear the Lake cogeneration matter on a number of issues including the bias issue discussed above.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Investor News report dated July 15, 1997 reporting 1997 second quarter earnings.

99.(b) Florida Progress media News Release dated July 15, 1997 reporting 1997 second quarter earnings.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.



                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION

                                              /s/Pamela A. Saari
                                          By:____________________________
                                              Pamela A. Saari
                                              Assistant Treasurer
                                               of each Registrant



Date:  July 15, 1997

                               EXHIBIT INDEX



Exhibit No.                   Description of Exhibit


99.(a) Florida Progress Investor News report dated July 15, 1997 reporting 1997 second quarter earnings.

99.(b) Florida Progress media News Release dated July 15, 1997 reporting 1997 second quarter earnings.